Exhibit 10(cc)

THIS DEED POLL is made on 29 November 2004.

BY:

Each of Newmont, NMS and the Newmont Guarantors

IN FAVOUR OF:

The QMAG Entities and AMC

RECITALS:

A.	AMC, QMCK and QMCR are participants in an unincorporated joint venture known as the QMAG Joint Venture.

B.	It is proposed that the 50% interest of Australian Magnesium Corporation Limited in the QMAG Joint Venture and all the shares in QMC (Kunwarara) Pty Ltd and QMC Refmag Pty Ltd be sold in accordance with the Acquisition Document.

C.	This deed poll is to be delivered at settlement under the Acquisition Document.

IT IS AGREED:

1.	INTERPRETATION

1.1	Definitions

In this deed poll, unless the context otherwise requires:

Acquisition Document means the sale agreement dated on or about the date of this deed poll made between AMC, AMO, QMCI, ACN 111 279 906 Ltd, QMCH Pty Ltd, QMCK, QMCR, QMPL, RCF and RCFM;

AMC means Australian Magnesium Corporation Limited (ACN 010 441 666);

AMC Debt means:

(a)	the AUD5,000,000 loan provided by Newmont to AMC in accordance with the Deed Poll; and

(b)	all amounts owing (actually or contingently) under, or in connection with, the Fee Letter;

AMC Guarantors means each of the entities specified in Item 1 of the Schedule;

AMO means Australian Magnesium Operations Pty Ltd (ACN 058 918 175);

Claim means any action, proceeding, account, right, claim, demand, costs and expenses (including legal expenses) wherever and however arising, whether under statute or otherwise, whether present or future, actual or contingent, secured or unsecured, liquidated or unliquidated, due or which may become due and whether known or unknown;

Deed Poll means the deed poll dated 9 December 2003 given by AMC in favour of Newmont under clauses 4.5(b), (c) and (e) of the Heads of Agreement;

Disputed Debt means the amount of AUD247,468.08 alleged by NMS to be owing to it by AMC and AMO in connection with the employment or secondment by AMO of David Grander, and the provision by NMS of certain services to AMC;

Facility Agreement means the facility agreement dated 28 November 2001 made between QFPL, ANZ, the AMC Guarantors and certain of the Newmont Guarantors as amended by an amending deed dated 2 December 2003 made between QFPL, ANZ and the Guarantors;

Fee Letter means the letter dated 22 November 2001 from AMC to Newmont pursuant to which AMC agreed to pay a fee in consideration of the Newmont Guarantors guaranteeing the obligations of QFPL to ANZ under the Facility Agreement;

Finance means Newmont Finance Limited (ACN 062 291 285);

Guarantors means the AMC Guarantors and the Newmont Guarantors;

Heads of Agreement means heads of agreement dated 13 June 2003 between AMC, AMO, Newmont, the State of Queensland, the Commonwealth of Australia and Leighton Contractors Pty Ltd;

Newmont means Newmont Australia Limited (ACN 009 295 765);

Newmont Guarantors means each of the entities specified in Item 2 of the Schedule;

NMS means Newmont Mining Services Pty Ltd (ACN 008 087 778);

QFPL means QMC Finance Pty Ltd (ACN 010 985 761);

QMAG Entities means each of QMCI, QMCK, QMPL, QMCR and QFPL;

QMCI means QMC Investments Pty Ltd (ACN 057 869 299);

QMCK means QMC (Kunwarara) Pty Ltd (ACN 009 643 216);

QMCR means QMC Refmag Pty Ltd (ACN 003 858 099);

QMPL means Queensland Magensia Pty Ltd (ACN 010 823 588);

RCF means Resource Capital Fund III L.P.;

RCFM means RCF Management L.L.C.; and

Releasees means AMC and the QMAG Entities and any party that is or has been a ‘related entity’ (as that term is defined in the Corporations Act, 2001 (Cwlth)) of those parties, and each of their respective officers, employees and agents, at any time.

1.2	General

In this deed poll, unless the context otherwise requires:

(a)	a reference to any legislation or legislative provision is a reference to that legislation as at the date of this deed and includes any statutory modification or re-enactment of, or legislative provision substituted for, and any subordinate legislation issued under, that legislation or legislative provision;

(b)	the singular includes the plural and vice versa;

(c)	a reference to an individual or person includes a corporation, partnership, joint venture, association, authority, trust, state or government and vice versa;

(d)	a reference to any gender includes all genders;

(e)	a reference to a recital, clause, schedule, annexure or exhibit is to a recital, clause, schedule, annexure, or exhibit of, or to, this deed;

(f)	a recital, schedule, annexure or a description of the parties forms part of this deed;

(g)	a reference to any deed or document is to that deed or document (and, where applicable, any of its provisions) as amended, novated, supplemented or replaced from time to time;

(h)	a reference to any party to this deed, or any other document or arrangement, includes that party’s executors, administrators, substitutes, successors and permitted assigns;

(i)	where an expression is defined, another part of speech or grammatical form of that expression has a corresponding meaning;

(j)	where an expression is defined anywhere in this deed, it has the same meaning throughout;

(k)	a reference to any instrument (such as an agreement, deed or document) is to that instrument (or, if required by the context, to a part of it) as amended, novated, substituted or supplemented at any time and from time to time;

(l)	a reference to AUD is a reference to the lawful currency of Australia;

(m)	including and similar expressions are not and must not be treated as words of limitation; and

(n)	headings are for convenience only and do not affect interpretation.

1.3	Joint and Several

A term in this deed poll that purports to bind or benefit more than one party binds or benefits those parties jointly and severally.

1.4	Construction of releases

For the avoidance of doubt, general words governing the scope of any release from Claims effected by this deed poll shall not be construed as being limited in any way by reference to any particular known Claims.

1.5	Exclusion of Contra Proferentem Rule

No provision of this deed poll will be construed against the party solely because that party was responsible for the preparation and drafting of this deed poll.

2.	RELEASE

2.1	Releases by Newmont

Newmont unconditionally releases and forever discharges AMC from each of its obligations under the Deed Poll and the Fee Letter including the obligation to repay the AMC Debt.

2.2	Releases by Newmont Guarantors

(a)	Each of the Newmont Guarantors unconditionally releases and forever discharges each of the QMAG Entities from all Claims arising out of any dealing between any of them of any nature whatsoever prior to the date of this deed.

(b)	Each of the Newmont Guarantors unconditionally releases and forever discharges AMC from all Claims arising from AMC’s participation in the QMAG Joint Venture but, for the avoidance of doubt, not arising in any other manner. In this clause 2.2, QMAG Joint Venture means the unincorporated joint venture in which AMC, QMCK and QMCR are the participants, established under the Queensland Magnesia Joint Venture Agreement 21 August 1990 between QMCK, Pancontinental Mining Limited, AMC, Radex-Heraklith Industriebeteiligungs AG, QMCR and QMPL, and continued under the Restated Queensland Magnesia Joint Venture Agreement 28 November 2001 between AMC, QMCK, QMCR and QMPL.

(c)	The release given in clauses 2.2(a) applies whether or not such Claims are presently known or unknown to any of the Newmont Guarantors or the QMAG Entities.

(d)	The release given in clause 2.2(b) applies whether or not such claims are presently known or unknown to any of the Newmont Guarantors or AMC.

(e)	(c) The releases given in clauses 2.2(a) and 2.2(b) apply to any Claims which any of the Newmont Entities could, or might but for this deed, have or have had against the QMAG Entities or AMC, as the case may be.

2.3	Disputed Debt

NMS unconditionally releases AMC and AMO from any obligation to pay the Disputed Debt and unconditionally releases and forever discharges AMC and AMO from all Claims it may have against AMC and AMO relating to the employment or secondment by AMO of David Grander, and the provision by NMS of certain services to AMC.

3.	COVENANT NOT TO SUE

3.1	Newmont and the Newmont Guarantors must not make any Claim against the Releasees arising directly or indirectly out of or relating to any matter from which they have released the Releasees pursuant to clause 2.

3.2	Newmont and the Newmont Guarantors acknowledge that the Releasees may plead this deed in bar to any Claim referred to in clause 3.1.

4.	REPRESENTATIONS AND WARRANTIES

4.1	Capacity

Each of Newmont, the Newmont Guarantors and NMS warrants to each of the Releasees as follows:

(a)	it has the legal right, capacity and full power and authority and all necessary authorisations to perform its obligations under this deed poll, to deliver and perform this deed poll and each transaction contemplated by this deed poll or any document contemplated by this deed poll; and

(b)	the execution, delivery and performance by it of this deed poll and each transaction contemplated by this deed poll, or any document contemplated by this deed poll, will not (with or without the lapse of time, the giving of notice or both) breach, contravene or conflict with:

(i)	any law or any authorisation that it requires or has obtained in relation to any such matter;

(ii)	its constitution or constituent documents;

(iii)	any security arrangement, deed, contract, undertaking or other instrument or any encumbrance to which it is a party or which is binding on it, and does not and will not result in the creation or imposition of any security over any of its assets thereunder; or

(iv)	any obligation, including any statutory, contractual or fiduciary obligation, binding on it.

4.2	Solvency

Each of Newmont, the Newmont Guarantors and NMS represents and warrants to each of the Releasees as follows:

(a)	it is not in liquidation and no order, petition, application, proceeding, meeting or resolution has been made, sought, effected or threatened for the purpose of winding it up;

(b)	no controllers (as defined in or for the purposes of the Corporations Act) have possession or control of any of its assets or undertaking for the purpose of enforcing a charge;

(c)	no chargee or other person is entitled to be in, or has threatened to take possession or control of any of its assets or undertaking for the purpose of enforcing a charge;

(d)	no administrator (as defined in or for the purposes of the Corporations Act) has been appointed to it and no such appointment has been threatened against it;

(e)	it has not stopped payment to creditors generally, and it is not insolvent (within the meaning of the Corporations Act); and

(f)	no execution, distress or similar process has been levied upon or against all or any part of its business, assets or revenues and nothing of that nature has been threatened against it.

5.	NO ASSISTANCE

Each of Newmont, NMS and the Newmont Guarantors must not, except as required by law, aid, assist or procure any person to make any Claim against any of the Releasees arising directly or indirectly out of or relating to any matter from which Newmont, NMS or the Newmont Guarantors have released the Releasees from Claims pursuant to clause 2.

6.	ENTIRE AGREEMENT

This deed poll contains the entire agreement between the parties relating to the subject matter of this deed poll and supersedes all prior representations or proposals by a party to the other parties, and all prior agreements between the parties, in connection with that subject matter.

7.	GOVERNING LAW

This deed poll is governed by the law in force in Queensland, Australia.

EXECUTED as a deed poll.

EXECUTED by NEWMONT USA LIMITED by its attorney

under power of attorney dated 11 November 2004 (who by his

execution hereof states that he has not received notice of the revocation of that power of attorney) in the presence of:

Witness	/s/ M. Corston	/s/ Martin S. Janes
Signature		Signature

Margaret Corston		Martin S. Janes
Name	PLEASE PRINT	Name PLEASE PRINT

EXECUTED by BATTLE MOUNTAIN GOLD COMPANY by its

attorney under power of attorney dated 11 November 2004 (who by his execution hereof states that he has not received notice of the revocation of that power of attorney) in the presence of:

Witness	/s/ M. Corston	/s/ Martin S. Janes
Signature		Signature

Margaret Corston		Martin S. Janes
Name	PLEASE PRINT	Name PLEASE PRINT

EXECUTED by NEWMONT MINING CORPORATION by its

attorney under power of attorney dated 11 November 2004 (who by his execution hereof states that he has not received notice of the revocation of that power of attorney) in the presence of:

Witness	/s/ M. Corston	/s/ Martin S. Janes
Signature		Signature

Margaret Corston		Martin S. Janes
Name	PLEASE PRINT	Name PLEASE PRINT

EXECUTED by NEWMONT CAPITAL LIMITED by its attorney

under power of attorney dated 11 November 2004 (who by his

execution hereof states that he has not received notice of the revocation of that power of attorney) in the presence of:

Witness	/s/ M. Corston	/s/ Martin S. Janes
Signature		Signature

Margaret Corston		Martin S. Janes
Name	PLEASE PRINT	Name PLEASE PRINT

EXECUTED by KALGOORLIE LAKE VIEW by its attorney under

power of attorney dated 17 November 2004 (who by his execution hereof states that he has not received notice of the revocation of that power of attorney) in the presence of:

Witness	/s/ M. Corston	/s/ Martin S. Janes
Signature		Signature

Margaret Corston		Martin S. Janes
Name	PLEASE PRINT	Name PLEASE PRINT

EXECUTED by NEWMONT AUSTRALIA HOLDINGS PTY LTD

by its attorney under power of attorney dated 17 November 2004 (who by his execution hereof states that he has not received notice of the revocation of that power of attorney) in the presence of:

Witness	/s/ M. Corston	/s/ Martin S. Janes
Signature		Signature

Margaret Corston		Martin S. Janes
Name	PLEASE PRINT	Name PLEASE PRINT

EXECUTED by NEWMONT AUSTRALIA LIMITED by its

attorney under power of attorney dated 17 November 2004 (who by his execution hereof states that he has not received notice of the revocation of that power of attorney) in the presence of:

Witness	/s/ M. Corston	/s/ Martin S. Janes
Signature		Signature

Margaret Corston		Martin S. Janes
Name	PLEASE PRINT	Name PLEASE PRINT

EXECUTED by NEWMONT BODDINGTON PTY LTD by its

attorney under power of attorney dated 17 November 2004 (who by his execution hereof states that he has not received notice of the revocation of that power of attorney) in the presence of:

Witness	/s/ M. Corston	/s/ Martin S. Janes
Signature		Signature

Margaret Corston		Martin S. Janes
Name	PLEASE PRINT	Name PLEASE PRINT

EXECUTED by NEWMONT FINANCE LIMITED by its attorney under power of attorney dated 17 November 2004 (who by his execution hereof states that he has not received notice of the revocation of that power of attorney) in the presence of:

Witness	/s/ M. Corston	/s/ Martin S. Janes
Signature		Signature

Margaret Corston		Martin S. Janes
Name	PLEASE PRINT	Name PLEASE PRINT

EXECUTED by NEWMONT GOLD TREASURY PTY LTD by its

attorney under power of attorney dated 17 November 2004 (who by his execution hereof states that he has not received notice of the revocation of that power of attorney) in the presence of:

Witness	/s/ M. Corston	/s/ Martin S. Janes
Signature		Signature

Margaret Corston		Martin S. Janes
Name	PLEASE PRINT	Name PLEASE PRINT

EXECUTED by NEWMONT GOLDEN GROVE OPERATIONS

PTY LTD by its attorney under power of attorney dated 17 November

2004 (who by his execution hereof states that he has not received notice of the revocation of that power of attorney) in the presence of:

Witness	/s/ M. Corston	/s/ Martin S. Janes
Signature		Signature

Margaret Corston		Martin S. Janes
Name	PLEASE PRINT	Name PLEASE PRINT

EXECUTED by NEWMONT MINING FINANCE PTY LTD by its

attorney under power of attorney dated 17 November 2004 (who by his execution hereof states that he has not received notice of the revocation of that power of attorney) in the presence of:

Witness	/s/ M. Corston	/s/ Martin S. Janes
Signature		Signature

Margaret Corston		Martin S. Janes
Name	PLEASE PRINT	Name PLEASE PRINT

EXECUTED by NEWMONT MINING HOLDINGS PTY LTD by

its attorney under power of attorney dated 17 November 2004 (who by his execution hereof states that he has not received notice of the revocation of that power of attorney) in the presence of:

Witness	/s/ M. Corston	/s/ Martin S. Janes
Signature		Signature

Margaret Corston		Martin S. Janes
Name	PLEASE PRINT	Name PLEASE PRINT

EXECUTED by NEWMONT NGL HOLDINGS PTY LTD by its

attorney under power of attorney dated 17 November 2004 (who by his execution hereof states that he has not received notice of the revocation of that power of attorney) in the presence of:

Witness	/s/ M. Corston	/s/ Martin S. Janes
Signature		Signature

Margaret Corston		Martin S. Janes
Name	PLEASE PRINT	Name PLEASE PRINT

EXECUTED by NEWMONT GOLD PTY LTD by its attorney under

power of attorney dated 17 November 2004 (who by his execution hereof states that he has not received notice of the revocation of that power of attorney) in the presence of:

Witness	/s/ M. Corston	/s/ Martin S. Janes
Signature		Signature

Margaret Corston		Martin S. Janes
Name	PLEASE PRINT	Name PLEASE PRINT

EXECUTED by NEWMONT PAJINGO PTY LTD by its attorney

under power of attorney dated 17 November 2004 (who by his

execution hereof states that he has not received notice of the revocation of that power of attorney) in the presence of:

Witness	/s/ M. Corston	/s/ Martin S. Janes
Signature		Signature

Margaret Corston		Martin S. Janes
Name	PLEASE PRINT	Name PLEASE PRINT

THE COMMON SEAL of NEWMONT MINING SERVICES PTY LTD was hereunto affixed in accordance with its Constitution in the presence of:

/s/ Martin S. Janes
Director

/s/ David Godfrey
Secretary

Exhibit

SCHEDULE

Item 1 (AMC Guarantors)

Australian Magnesium Corporation Limited (ABN 51 010 441 666)

Q.M.C. Refmag Pty Ltd (ABN 57 003 858 099)

Q.M.C. (Kunwarara) Pty Ltd (ABN 94 009 643 216)

Queensland Magnesia Pty Ltd (ABN 43 010 823 588)

Q.M.C. Investments Pty Ltd (ABN 39 057 869 299)

Item 2 (Newmont Guarantors)

Battle Mountain Gold Company

Kalgoorlie Lake View Pty Ltd (ABN 22 004 990 274)

Newmont Australia Holdings Pty Ltd (ABN 95 099 040 507)

Newmont Australia Limited (ABN 86 009 295 765)

Newmont Boddington Pty Ltd (ABN 32 062 936 547)

Newmont Capital Limited

Newmont Finance Limited (ABN 20 062 291 285)

Newmont Gold Treasury Pty Ltd (ABN 82 008 639 647)

Newmont Golden Grove Operations Pty Ltd (ABN 66 008 950 178)

Newmont Mining Corporation

Newmont Mining Finance Pty Ltd (ABN 44 058 419 604)

Newmont Mining Holdings Pty Ltd (ABN 17 007 544 112)

Newmont NGL Holdings Pty Ltd (ABN 82 009 639 187)

Newmont Operations Pty Ltd (ABN 13 008 671 252)

Newmont Pajingo Pty Ltd (ABN 60 009 112 065)

Newmont USA Limited